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                                                                    Exhibit 10.4

                            INTEK INFORMATION, INC.
                       2000 EMPLOYEE STOCK PURCHASE PLAN


                                   ARTICLE I
                      PURPOSE:  CONDITION TO EFFECTIVENESS

     The INTEK INFORMATION, INC. Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of INTEK INFORMATION, INC. and its Subsidiary Corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of INTEK INFORMATION, INC. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.


     This Plan shall become effective upon and contingent approval by the Board and Shareholders ("Offering Condition").

                                  ARTICLE II
                                  DEFINITIONS

2.1  Base Pay means the regular straight-time earnings excluding payments for
     --------
     overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments. In the case of a part-time hourly employee, base pay shall be determined by multiplying such employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such employee during such Offering.

2.2  Board means the Board of Directors of Intek Information, Inc.
     -----

2.3  Code means the Internal Revenue Code of 1986, as amended.
     ----

2.4  Committee  means the individuals described in Article XI.
     ---------

2.5  Employee means any person who is customarily employed on a full-time or
     --------
     part-time basis by the Company and is regularly scheduled to work more than twenty (20) hours per week and customarily works for more than five (5) months per year. A person who is employed by a "temporary agency" and works off or on the premises of the Company is not an Employee.
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2.6  Stock means the common stock of the Company, par value $0.0001.
     -----

2.7  Subsidiary Corporation means any present or future corporation which (i)
     -----------------------
     would be a "subsidiary corporation" of Intek Information, Inc. as that term is defined in Section 424 of the Code and (ii) is designated as a participant in the Plan by the Board or the Committee (and by adoption of this Plan by the Board, Intek Teleservices, Inc., Brokerage Administrators Corporation, Acorn Information Services, Inc., and Intek Insurance, Inc. are so designated).

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

3.1  Initial Eligibility.  Any employee who shall have completed six (6) months
     -------------------
     of continuous employment and shall be employed by the Company on the date her or his participation in the Plan is to become effective shall be eligible to participate in offerings under the Plan which commence on or after such six month period has concluded.

3.2  Leave of Absence.  For purposes of participation in the Plan, a person on
     ----------------
     leave of absence shall be deemed to be an employee for the first 90 days of such leave of absence and such employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an employee's employment for all purposes of the Plan and shall terminate such employee's participation in the Plan and right to exercise any option.

3.3  Restrictions on Participation.  Notwithstanding any provisions of the Plan
     -----------------------------
     to the contrary, no Employee shall be granted an option to participate in the Plan:

     3.3.1 if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

     3.3.2 which permits her or his rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiary Corporations and parents (as provided in Code Section 4231(b)(8)) and to accrue at a rate which exceeds the lesser of 1,500 shares of Stock or $25,000 in fair market value of the stock of the Company and its Subsidiary Corporations and parents (determined at the time such option is granted) for each calendar year in which such option is outstanding.

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3.4  Commencement of Participation.  An eligible employee may become a
     -----------------------------
     participant by completing an authorization for a payroll deduction on the form provided by the Company ("Authorization") and filing it with the office of the Treasurer of the Company on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when her or his Authorization becomes effective and shall end on the Offering Termination Date of the Offering to which such Authorization is applicable, unless sooner terminated by the participant as provided in
     Article VIII.

                                  ARTICLE IV
                                   OFFERINGS


4.1  Semi-Annual Offerings.  The Plan will be implemented in eight offerings of
     ---------------------
     the Company's Stock (the "Offerings"), or, if less, in such number of offerings in which options are exercised to purchase the maximum number of shares of Stock reserved for the Plan by the Company pursuant to this Section. The first Offering under the Plan shall commence on the 1st day of the month after both: (i) approval of the Plan by a majority of the stockholders of the Company, and (ii) the Offering Condition has been met, or subject to any requirements of the Code such later date as the Board may at its discretion determine, and shall terminate six (6) or fewer months thereafter, at the Board's discretion. Each subsequent Offering shall commence on the first business day after the termination of the prior Offering and shall terminate six (6) months thereafter ("Offering Period"). The maximum number of shares of Stock reserved by the Company for the Plan shall be 2,000,000 shares and the maximum number of shares of Stock issued in each respective Offering Period shall be 250,000 shares plus unissued shares, if any, from the prior Offerings, whether offered or not.

     As used in the Plan, "Offering Commencement Date" means the day on which the particular Offering begins and "Offering Termination Date" means the day on which the particular Offering terminates.

                                   ARTICLE V
                               PAYROLL DEDUCTIONS

5.1  Amount of Deduction.  At the time a participant files her or his
     -------------------
     Authorization for payroll deduction, she or he shall elect to have deductions made from her or his pay on each payday during the time he is a participant in an Offering at the rate of up to ten percent (10%) of her or his Base Pay in effect at the Offering Commencement Date of such Offering ("Contribution Rate"). A participant may not authorize payroll deductions for an amount less than $10.00 per month.

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5.2  Participant's Account.  All payroll deductions made for a participant shall
     ---------------------
     be credited to her or his account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.4.

5.3  Changes in Payroll Deductions.  A participant may discontinue her or his
     -----------------------------
     participation in the Plan as provided in Article VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of her or his payroll deductions for that Offering.

5.4  Leave of Absence.  If a participant goes on a leave of absence, such
     ----------------
     participant shall have the right to elect: (a) to withdraw the balance in her or his account pursuant to Section 7.2, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.

                                      ARTICLE VI
                               GRANTING OF OPTION

6.1  Number of Option Shares.  On the Commencement Date of each Offering, and
     -----------------------
     subject to the limitations in Article III herein, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of Stock in an amount equal to that participant's Contribution Rate multiplied by her or his Base Pay during the Offering Period and divided by the Option Price (as defined in Section 6.2 herein).

     6.1.1 An Employee's Base Pay during a six-month Offering Period shall be determined by multiplying her or his normal weekly rate of pay (as in effect on the last day prior to the Commencement Date of the particular offering) by 26 or the hourly rate by 1,040, (and for any Offering Period of less than six months a pro rata adjustment shall be made), provided that, in the case of a part time hourly Employee, the Employee's base pay during the period of an Offering shall be determined by multiplying such Employee's hourly rate by the number of regularly scheduled hours of work for such Employee during such Offering.

6.2  Option Price.  Unless the Board or Committee determines at its discretion a
     ------------
     higher price to apply to all participants during the Offering Period (but not more than 100% of the closing or fair market value prices described below), the option price of stock purchased with payroll deductions made during an Offering Period for a participant therein shall be the lesser of:

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     6.2.1 85% of the closing price of the stock on the Offering Commencement
           Date, or the nearest prior business day on which trading occurred on the NASDAQ National Market System; or

     6.2.2 85% of the closing price of the stock on the Offering Termination Date, or the nearest prior business day on which trading occurred on the NASDAQ National Market System.

If the Common Stock of Intek Information, Inc. is not admitted to trading on the NASDAQ National Market System any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of the stock on that date, as determined on such basis as shall be established or specified for the purpose by the Board of Directors or the Committee.

                                  ARTICLE VII
                               EXERCISE OF OPTION

7.1  Automatic Exercise.  Unless a participant gives written notice to the
     ------------------
     Company as hereinafter provided, her or his option for the purchase of Stock made during any Offering pursuant to this Plan will be deemed to have been exercised automatically on the Offering Termination Date of such Offering for the purchase of the number of full shares of Stock which the accumulated payroll deductions in her or his account at that time will purchase at the applicable Option Price (but not in excess of the number of shares for which options have been granted to the employee pursuant to
     Section 6.1), and any excess funds in her or his account at that time will be returned to her or him.

7.2  Withdrawal of Account.  By written notice to the Offices of the Treasurer
     ---------------------
     of the Company, at any time prior to the Offering Termination Date for any Offering, a participant may elect not to exercise her or his options under the Plan and to withdraw the accumulated payroll deductions in her or his account at such time.

7.3  Fractional Shares.  Fractional shares will not be issued under the Plan and
     -----------------
     any accumulated payroll deductions which would have been used to purchase fractional shares will be returned to any employee promptly following the termination of an Offering, without interest.

7.4  Transferability of Option.  During a participant's lifetime, any and all
     -------------------------
     options held by such participant shall be exercisable only by that participant and may not be sold, assigned, transferred, or otherwise disposed of to any other person or entity, except by will or the laws of descent and distribution. Any such transfer or assignment of options held by participants under the Plan in violation of this Section shall have no effect and shall be null and void.

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7.5  Delivery of Stock.  As promptly as practicable after the Offering
     -----------------
     Termination Date of each Offering, the Company will issue and deliver to each participant, as appropriate, stock certificates for Stock purchased under the Plan, which at the Board's direction may bear a legend stating certain resale restrictions provided for in Article XII herein.

                                 ARTICLE VIII
                                   WITHDRAWAL

8.1  In General.  As provided in Section 7.2, a participant may withdraw payroll
     ----------
     deductions credited to her or his account under the Plan at any time by giving written notice to the Offices of the Treasurer of the Company. All of the participant's payroll deductions credited to her or his account will be paid to her or him promptly after receipt of her or his notice of withdrawal, and no further payroll deductions will be made from her or his pay during such Offering. The Company may, at its option, treat any attempt by an Employee to borrow on the security of her or his accumulated payroll deductions as an election, under Section 7.2, to withdraw such deductions.

8.2  Effect on Subsequent Participation.  A participant's withdrawal from any
     ----------------------------------
     Offering will not have any effect upon her or his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

8.3  Termination of Employment.  Upon termination of the participant's
     -------------------------
     employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to her or his account will be returned to her or him, or, in the case of her or his death subsequent to the termination of her or his employment, to the person or persons entitled thereto under Section 13.1.

8.4  Termination of Employment Due to Death.  Upon termination of the
     --------------------------------------
     participant's employment because of her or his death, her or his beneficiary (as defined in Section 13.1) shall have the right to elect, by written notice given to the Offices of the Treasurer of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the participant, either:

     8.4.1 to withdraw all of the payroll deductions credited to the participant's account under the Plan, or

     8.4.2 to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's death will

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           purchase at the applicable Option Price, and any excess in such account will be returned to said beneficiary, without interest.

     In the event that no such written notice of election shall be duly received by the Offices of the Treasurer of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to Section 8.4.2, to exercise the participant's option.

8.5  Leave of Absence.  A participant on leave of absence shall, subject to the
     ----------------
     election made by such participant pursuant to Section 5.4, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and who therefore is not an employee for the purpose of the Plan shall not be entitled to participate in any offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full-time or part-time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                                  ARTICLE IX
                                    INTEREST

9.1  No Payment of Interest.  No interest will be paid or allowed on any money
     ----------------------
     paid into the Plan or credited to the account of any participant Employee.

                                   ARTICLE X
                                     STOCK

10.1 Maximum Shares.  The maximum number of shares which shall be issued under
     --------------
     the Plan, subject to adjustment upon changes in capitalization of Intek Information, Inc. as provided in Section 13.4 shall not exceed 2,000,000 shares for all Offerings under the Plan (250,000 shares in each of the eight semi-annual Offering Periods plus all unissued shares from prior Offerings). If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to her or him as promptly as possible.

10.2 Participant's Interest in Option Stock.  The participant will have no
     --------------------------------------
     interest in stock covered by her or his option until such option has been exercised.

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10.3 Registration of Stock.  Stock to be delivered to a participant under the
     ---------------------
     Plan will be registered on the books of the Company in the name of the participant, or, if the participant so directs by written notice to the Treasurer of the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designate by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

10.4 Restrictions on Exercise.  The Board may, in its discretion, require as
     ------------------------
     conditions to the grant or exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange or the NASDAQ trading system, and that a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective and all state securities laws shall be complied with.

                                  ARTICLE XI
                                ADMINISTRATION

11.1 Appointment of Committee.  The Board may at its discretion appoint a
     ------------------------
     committee (the "Committee") to administer the Plan, which shall consist of no fewer than three members of the Board. No member of the Committee shall be eligible to purchase stock under the Plan.

11.2 Authority of Committee.  Subject to the express provisions of the Plan, the
     ----------------------
     Board or the Committee, if one is appointed, shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. If no committee is appointed, the Board shall constitute the "Committee." The Committee's determination on the foregoing matters shall be conclusive.

11.3 Rules Governing the Administration of the Committee.  The Board may from
     ---------------------------------------------------
     time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

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                                  ARTICLE XII
                     LIMITATIONS ON SALE OF STOCK PURCHASED
                          UNDER THE PLAN; TAX MATTERS

12.1 Resale Restrictions.  Each participant who is subject to Section 16(a)
     -------------------
     promulgated under the Securities Exchange Act of 1934 (e.g., officers, employee directors, and employees holding 10% or more of any class of stock of the Company), will agree upon entering the Plan to hold the Stock for a period of six (6) months after its acquisition. All other participants will agree upon entering the Plan to hold the Stock for a period of two (2) months after its acquisition. Because of certain federal tax law requirements, each participant will agree upon entering the Plan, promptly to give the Chief Financial Officer of the Company notice of any Stock disposed of within two (2) years after the Offering Commencement Date or one (1) year after the Offering Termination Date (the "Holding Period"). The Employee understands that disposing of the Stock during the Holding Period may have adverse tax consequences to the Employee. The Employee assumes the risk of any fluctuations in the price of such Stock.

12.2 Satisfaction of Withholding Obligations.  The Company may take such steps
     ---------------------------------------
     as it may deem necessary or appropriate for the withholding of any taxes or funds which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Company stock received hereunder (collectively, "Withholding Obligations"). Such steps may include, by way of example only and not limitation, (i) requiring a participant to remit to the Company in cash an amount sufficient to satisfy such Withholding Obligations; (ii) allowing the participant to tender to the Company shares of Company stock, the fair market value of which at the tender date the Committee determines to be sufficient to satisfy such Withholding Obligations; (iii) withholding shares of Company stock otherwise issuable upon the exercise of a stock option and which have a fair market value at the Offering Termination Date sufficient to satisfy such Withholding Obligations; (iv) allowing the participant to authorize the Company to make payroll deductions; or (v) any combination of the foregoing.

12.3 Notification of Inquiries and Agreements.  Each participant shall notify
     ----------------------------------------
     the Company in writing within ten (10) days after the date such participant
     (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of Company stock or options purchased or granted hereunder;
     (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any Company stock or option received under this Plan (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to such participant by the Company, or (B) if no such Form was received, any amount; (iii) sells, disposes of, or otherwise transfers an option acquired pursuant to this Plan; or (iv) sells, disposes of, or otherwise transfers,

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     within the Holding Period, Stock acquired under the Plan. Upon request, a participant shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability or withholding obligations as a result of such event.

                                 ARTICLE XIII
                                 MISCELLANEOUS

13.1 Designation of Beneficiary.  A participant may file a written designation
     --------------------------
     of a beneficiary who is to receive any stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the Treasurer of the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by her or him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the stock or cash credited to the participant under the Plan.

13.2 Transferability.  Neither payroll deductions credited to a participant's
     ---------------
     account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7.2.

13.3 Use of Funds.  All payroll deductions received or held by the Company under
     ------------
     this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

13.4 Adjustment Upon Changes in Capitalization.  (a) If, while any options are
     -----------------------------------------
     outstanding, the outstanding shares of Common Stock of Intek Information, Inc. have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of Intek Information, Inc. through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend paid on Stock in the form of Stock, or similar transaction, appropriate and proportionate adjustments may be made

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

     by the Board or by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV and Section 3.3.2 hereof shall also be proportionately adjusted. For the purposes of this Paragraph, any distribution of shares to stockholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

     (b) Upon the dissolution or liquidation of Intek Information, Inc., or upon a reorganization, merger or consolidation of Intek Information, Inc. with one or more corporations as a result of which Intek Information, Inc. is not the surviving corporation, or upon a sale of substantially all of the property or stock of Intek Information, Inc. to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 13.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive. Without limiting any other right of the Company, and subject to any requirements of the Code, the Board or Committee may terminate an Offering early at or within 90 days before the expected effective date of such a transaction.

13.5 Amendment and Termination.  The Board shall have complete power and
     -------------------------
     authority to terminate or amend the Plan at any time; provided, however, that the Board shall not, without the approval of the stockholders of the Company (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 13.4); or (ii) amend the requirements as to the class of employees eligible to purchase stock under the Plan or permit the members of the Committee to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase stock, adversely affect the rights of such Employee under such then outstanding option.

13.6 Effective Date.  The Plan shall become effective upon the approval of the
     --------------
     Plan by a majority of the stockholders of the Company entitled to vote, which approval must occur within twelve (12) months after the date the Plan is adopted by the Board. Anything to the contrary notwithstanding, no Stock may be issued under the Plan until such stockholder approval is obtained.

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

13.7  No Employment Rights. The Plan does not, directly or indirectly, create
      --------------------
      any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time. This Plan shall not be deemed to be a contract for employment between an Employee and the Company or to be a consideration or an inducement for the employment of any participant or Employee. Nothing in this Plan shall be deemed to give any participant or Employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge any participant or Employee at any time regardless of the effect such discharge shall have upon her or him or her as a participant in the Plan. The participation by Employees is not an indication that the Company does not anticipate layoffs.

13.8  Effect of Plan.  The provisions of the Plan shall, in accordance with its
      --------------
      terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

13.9  Governing Law.  The law of the State of Delaware, notwithstanding the
      -------------
      choice of law rules therein, will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

13.10 No Liability.  No liability whatsoever shall attach to or be incurred by
      ------------
      any past, present or future stockholders, officers, employees, advisors, or directors of the Company under or by reason of any of the terms, conditions or agreements contained in this Plan, or implied therefrom. Any and all liabilities of, and any and all rights and claims against, the Company or any stockholder, officer, employee, advisor, or director of the Company, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every participant as a part of the consideration for any benefits by the Company under this Plan. This specifically includes participant not receiving any expected tax treatment in regards to her or his participation.

13.11 Government Regulation.  The Company's obligation to sell and deliver
      ---------------------
      shares of Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

13.12 Notice.  Any notice required or permitted to be given under this Plan must
      ------
      be in writing and may be delivered in person, by facsimile capable of confirming receipt, or by deposit with the U.S. Postal Service, postage prepaid, to the following address:

      Intek Information, Inc.
      5619 DTC Parkway, 12th Floor
      Englewood, CO 80111
      Attn:  Offices of the Treasurer

      or at such other address as the Company may specify in writing from time to time. Such notice will be deemed effective on the day of receipt if personally delivered, on the next business day if sent by facsimile, or three (3) business days after deposit with the U.S. Postal Service, postage prepaid and properly addressed.

                            INTEK INFORMATION, INC.
                       1999 EMPLOYEE STOCK PURCHASE PLAN

                                 AUTHORIZATION

     The undersigned Employee of Intek Information, Inc. (the "Company"), or a Subsidiary Corporation of the Company, pursuant to the Company's 1999 Stock Purchase Plan (the "Plan"), hereby agrees to purchase from the Company shares of its Common Stock, par value $0.0001, in each Offering Period in accordance with the terms of the Plan.

     In accordance with the provisions of Article III of the Plan, the undersigned authorizes:

     (1)  The following deduction in each
          payroll period                           $____________________
                         or

     (2)  I elect NOT to participate in the Plan  __________

(Note: This amount must be an even dollar amount not less than $10.00 per month or more than 10% of the undersigned's regular base pay in each payroll period).

     The name or names in which stock purchased for me pursuant to the Plan shall be issued is as follows (please print):

_______________________________________      _____________________
(Full Name)                                  (Social Security No.)

_______________________________________      _____________________
(Name of one other person of legal           (Social Security No.)
age, as joint tenant or tenants by the
entirety, if desired)

________________________________________________________________________________
(Address of Employee)

     I acknowledge that I have received a copy of the Plan, and that this document shall constitute my authorization for participation in the Plan and shall supersede any previous authorizations for participation in the Plan. I agree to the requirements of me as stated in the Plan, and I agree to indemnify the Company for any tax or withholding obligations arising as a result of a disposition prior to the dates permitted by the Plan of shares acquired by me under the Plan.

     This Authorization shall be effective in accordance with the Plan on ___________, _____.

___________________                          ___________________________
Date                                         Signature

     This document must be delivered to the offices of the Treasurer of the Company at least ten (10) days prior to the Offering Commencement Date for the first Offering in which you desire to participate.

                            INTEK INFORMATION, INC.

                       1999 EMPLOYEE STOCK PURCHASE PLAN

                               WITHDRAWAL NOTICE

     The undersigned Employee of Intek Information, Inc. (the "Company"), or a Subsidiary Corporation of the Company, in accordance with the provisions of
Article VIII of the Company's 1999 Employee Stock Purchase Plan (the "Plan"), hereby withdraws from participation in the Plan.

     The undersigned understands that, upon filing this Withdrawal Notice with the offices of the Treasurer of the Company, payroll deductions from her or his regular Base Pay pursuant to the Plan will be discontinued, effective immediately, and the entire balance of the account containing such deductions not theretofore used to purchase the Company's Common Stock, par value $0.0001, pursuant to the Plan will be paid to the undersigned as promptly as practicable.



_______________________________________      _________________________
Full Name (please print)                     Social Security Number


_______________________________________      _________________________
Date                                         Signature